UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 15, 2004
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                      0-26028               22-2671269

(State or Other Jurisdiction of (Commission File Number) (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act.  (17 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act.  (17 240.13e-4(c))

                            SECTION 8 - OTHER EVENTS

Item 8.01   Other Events

On October 15, 2004 the registrant issued a press release entitled, "Shareholder Letter From Imaging Diagnostic Systems, Inc." written by Tim Hansen, CEO. The letter details the three top priorities chosen by Mr. Hansen and the Board of Directors. First, get the U.S. FDA Pre Market Approval (PMA) completed; second, launch a global commercialization program; and third, lay out a roadmap to enhance the long-term growth of the Company.

This press release is attached as Exhibit 99.1 to this report and is incorporated by reference.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

               (c) Exhibits

Exhibit No.                Description of Exhibits

99.1 Press release dated October 15, 2004, entitled, "Shareholder Letter from Imaging Diagnostic Systems, Inc." written by Tim Hansen, CEO.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated October 18, 2004


                                              /s/ Allan L. Schwartz
                                              ---------------------
                                              By: Allan L. Schwartz
                                              Executive Vice President
                                              Chief Financial Officer